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                                       FORM 8-K

                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549

                                    CURRENT REPORT

                          Pursuant to Section 13 or 15(d) of
                         The Securities Exchange Act of 1934

                  Date of Report (Date of earliest event reported):

                                   December 3, 1997
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                              REUTER MANUFACTURING, INC.
                              --------------------------
                (Exact name of registrant as specified in its charter)

            Minnesota               0-1561               41-0780999
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(State or other jurisdiction of  (Commission   (IRS Employer Identification No.)
incorporation or organization)   File Number)

   410 - 11th Avenue South, Hopkins, Minnesota                  55343
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 (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code:        (612)-935-6921
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Item 5.   OTHER EVENTS.

          On December 3, 1997, Reuter Manufacturing, Inc. (the "Company") entered into a banking relationship with U.S. Bank National Association, pursuant to which U.S. Bank National Association agrees to make available to the Company credit facilities of up to $8,670,000. The credit facilities consist of an asset-based line of credit with availability of up to $5,000,000 as defined, and three term notes of $2,400,000, $1,000,000 and $270,000, respectively. Although the term notes have scheduled repayment dates, the term notes may be due on demand in the event U.S. Bank National Association requires demand repayment on the revolving line of credit. The $2.4 million term note is collateralized by a first mortgage on the Company's manufacturing facility located in Hopkins, Minnesota. Each of the credit facilities are collateralized by a security interest in substantially all of the Company's personal property, including accounts receivable, inventory, equipment and intangibles. The credit facilities were used to pay-off the Company's previous line of credit and the remaining balance of the Company's previously restructured debt. The balance of the facilities after the aforementioned pay-offs will be used for working capital and other corporate purposes.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.


   a.     FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.
          Not Applicable.

   b.     PRO FORMA FINANCIAL INFORMATION.
          Not Applicable.

   c.     EXHIBITS.

  10.1 Financing Agreement, dated December 3, 1997, between Reuter Manufacturing, Inc. and U.S. Bank National Association.

  10.2 Promissory Note for $270,000, dated December 3, 1997, between Reuter Manufacturing, Inc. and U.S. Bank National Association.

  10.3 Promissory Note for $1,000,000, dated December 3, 1997, between Reuter Manufacturing, Inc. and U.S. Bank National Association.

  10.4 Promissory Note for $2,400,000, dated December 3, 1997, between Reuter Manufacturing, Inc. and U.S. Bank National Association.

  10.5 Security Agreement, dated December 3, 1997, between Reuter Manufacturing, Inc. and U.S. Bank National Association.

  10.6 Mortgage, Security Agreement, Assignment of Leases and Rents and Fixture Financing Statement Security Agreement, dated
          December 3, 1997, between Reuter Manufacturing, Inc. and U.S. Bank National Association.


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  10.7  Environmental and ADA Indemnification Agreement, dated December 3, 1997, between Reuter Manufacturing, Inc. and U.S. Bank National Association.

  10.8 Environmental Letter of Undertaking, dated December 3, 1997, between Reuter Manufacturing, Inc. and U.S. Bank National Association.


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                                      SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Reuter Manufacturing, Inc.
                                   Registrant

Date: December 18, 1997

                                   By /s/  James W. Taylor
                                      ---------------------
                                           James W. Taylor
                                           President and Chief Executive Officer


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